                                                                   EXHIBIT 10.26

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.


                           STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of December 9, 1999 by and between ViroPharma Incorporated ("ViroPharma"), a Delaware corporation with its principal place of business at 405 Eagleview Boulevard, Exton, PA 19341, and American Home Products Corporation ("AHPC"), a Delaware corporation with its principal place of business at 5 Giralda Farms, Madison, NJ 07940.

                                   RECITALS

          WHEREAS, ViroPharma and AHPC (through its Wyeth-Ayerst Laboratories Division) have entered into that certain Collaboration and License Agreement of even date herewith (the "Collaboration Agreement"); and

          WHEREAS, in connection with the Collaboration Agreement, ViroPharma desires to sell to AHPC and AHPC desires to purchase from ViroPharma shares of Common Stock of ViroPharma in the potential aggregate amount of $16,000,000 (sixteen million dollars), on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:

          1.   Definitions.  Unless otherwise indicated, the capitalized terms
               -----------
used herein shall have the meanings ascribed to them below:

               1.1  "Acquiror" means any corporation or other Person that
                     --------
acquires a Party's assets or capital stock or with which a Party merges or consolidates pursuant to a Change of Control.

               1.2  "Affiliate" means, with respect to each Party hereto, any
                     ---------
entity or other Person that Controls, is Controlled by or is under common Control with such Party; provided, however, that "Affiliate" shall not include subsidiaries or other entities in which a Party owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing board but is restricted from electing such majority by contract or otherwise until such time as such restrictions are no longer in effect.

               1.3  "Change of Control" means any of the following: (a) the sale
                     -----------------
or disposition of all or substantially all of the assets of a Party to a Third Party, (b) the acquisition by a Third Party, other than an employee benefit plan (or related trust) sponsored or maintained by a Party or any of its Affiliates, of more than 50% of such Party's outstanding shares of voting capital stock, or
(c) the merger or consolidation of a Party with or into another corporation, other than a merger or consolidation of a Party in which holders of shares of such Party's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation.

               1.4  "Closings" means the First Closing, the Second Closing and
                     --------
the Third Closing collectively, and each individually, a "Closing."
                                                          -------

               1.5  "Closing Date" means, with respect to each Closing, the day
                     ------------
on which the transaction that is the subject of such Closing is consummated.

               1.6  "Common Stock" means the common stock of ViroPharma, par
                     ------------
value $0.002 per share.

               1.7  "Control" means (i) the direct or indirect ownership of at
                     -------
least fifty percent (50%) of the voting stock, capital or equity, or at least a fifty percent (50%) interest in the income of an entity, or (ii) the ability to direct the management of an entity.

               1.8  "Deemed Market Price" has the meaning ascribed to it in
                     -------------------
Section 2.1 hereof.

               1.9  "Development Candidate" has the meaning ascribed to it in
                     ---------------------
the Collaboration Agreement.

               1.10 "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended, and the rules and regulations promulgated thereunder.

               1.11 "Excluded Registration Statements" means Registration
                     --------------------------------
Statements relating to (a) employee benefit plans, (b) corporate reorganizations or other transactions under Rule 145 of the Securities Act, or (c) shares of ViroPharma's capital stock issued pursuant to that certain Investment Agreement (the "Perseus Shares") dated May 5, 1999 between ViroPharma and Perseus-Soros BioPharmaceutical Fund, LP (the "Perseus Agreement"), and any Common Stock issued upon conversion of the Perseus Shares or upon exercise of warrants issued pursuant to the Perseus Agreement.

               1.12 "First Closing" has the meaning ascribed to it in Section
                     -------------
3.1 hereof.

               1.13 "First Purchase Price" has the meaning ascribed to it in
                     --------------------
Section 2.1 hereof.

               1.14 "*****************" means the first date on which the JSC
                     -----------------
(as defined in the Collaboration Agreement) determines that
*****************************************.

               1.15 "First Shares" has the meaning ascribed to it in Section 2.1
                     ------------
hereof.

               1.16 "Holder" means any person owning of record Registrable
                     ------
Securities that have not been sold to the public.

               1.17 "IND" has the meaning ascribed to it in the Collaboration
                     ---
Agreement.

               1.18 "Nasdaq" means the Nasdaq Stock Market, Inc.
                     ------

               1.19 "Party" means a party to this Agreement.
                     -----

               1.20 "Person" means any individual, firm, corporation,
                     ------
partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               1.21 "Purchase Price" means (a) with respect to the First Closing
                     --------------
the First Purchase Price, (b) with respect to the Second Closing, the Second Purchase Price and (c) with respect to the Third Closing, the Third Purchase Price.

               1.22 "Register," "Registered," and "Registration" refer to a
                     --------    ----------        ------------
registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

               1.23 "Registrable Securities" means (a) the Shares; and (b) any
                     ----------------------
shares of Common Stock of ViroPharma issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 of the Securities Act or sold in a private transaction in which the transferor's rights under Section 8 hereof are not assigned.

               1.24 "Registration Expenses" means all expenses incurred by
                     ---------------------
ViroPharma in complying with Section 8.1 hereof, including, without limitation, registration and filing fees, printing expenses, fees and disbursements of counsel for ViroPharma, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, but shall not include Selling Expenses.

               1.25 "Registration Statement" means a Registration Statement
                     ----------------------
filed pursuant to the Securities Act.

               1.26 "Rights Agreement" means that certain Rights Agreement dated
                     ----------------
September 10, 1998 between ViroPharma and StockTrans, Inc.

               1.27 "SEC Documents" means ViroPharma's Annual Reports on Form
                     -------------
10-K for the years ended December 31, 1998 and 1997, and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, June 30, 1999, March 31, 1999, September 30, 1998, June 30, 1998 and March 31, 1998, and its Proxy Statement for its Annual Meeting of Stockholders held on May 14, 1999, each as filed with the SEC, but shall not include any portion of any document which is not deemed to be filed under applicable SEC rules and regulations.

               1.28 "SEC" means the U.S. Securities and Exchange Commission.
                     ---

               1.29 "Second Closing" has the meaning ascribed to it in Section
                     --------------
3.2 hereof.

               1.30 "***************" means the first date on which the JSC
                     ---------------
determines that ***********************************.

               1.31 "Second Purchase Price" has the meaning ascribed to it in
                     ---------------------
Section 2.2 hereof.

               1.32 "Second Shares" has the meaning ascribed to it in Section
                     -------------
2.2 hereof.

               1.33 "Securities Act" means the Securities Act of 1933, as
                     --------------
amended, together with the rules and regulations promulgated thereunder.

               1.34 "Selling Expenses" shall mean all underwriting discounts and
                     ----------------
selling commissions applicable to the sale, and all fees and expenses of counsel exclusively for AHPC, if any.

               1.35 "Shares" means, individually and collectively, the shares of
                     ------
Common Stock purchased by AHPC pursuant to this Agreement, including the First Shares, the Second Shares and the Third Shares.

               1.36 "Third Closing" has the meaning ascribed to it in Section
                     -------------
3.3 hereof.

               1.37 "Third Party(ies)" means any Person(s) other than AHPC,
                     ----------------
ViroPharma or their respective Affiliates.

               1.38 "Third Purchase Price" has the meaning ascribed to it in
                     --------------------
Section 2.3 hereof.

               1.39 "Third Shares" has the meaning ascribed to it in Section 2.3
                     ------------
hereof.

               1.40 "Triggering Event" means each of the ********************.
                     ----------------

          2.   Purchases and Sales.
               -------------------

               2.1  First Purchase.  At the First Closing, ViroPharma will sell
                    --------------
to AHPC and AHPC will purchase from ViroPharma that whole number of shares (rounded down to the nearest share) of Common Stock (the "First Shares") determined by dividing Three Million Dollars ($3,000,000) (the "First Purchase Price") by an amount equal to *******************of the Deemed Market Price. For the purposes of this Section 2, the "Deemed Market Price" shall be equal to (a) the average of the last reported sale price of such stock (regular way) as reported on the principal national securities exchange on which ViroPharma's Common Stock is listed or admitted to trading or (b) if ViroPharma's Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing sales prices of ViroPharma's Common Stock, as reported by Nasdaq, in either case for those days on which ViroPharma's Common Stock was traded during the twenty (20) trading days ending on the trading day prior to the fifth business day immediately preceding the applicable Closing Date (the "Look-back Period"); provided that, if none of ViroPharma's Common Stock is traded during the Look-back Period, or if on such Closing Date the shares of Common Stock are not reported on a national securities exchange or quoted by Nasdaq, then the Deemed Market Price for a share of Common Stock shall be the fair market value of such share as determined in good faith by the Board of Directors of the Company.

               2.2  Second Purchase.  At the Second Closing, ViroPharma will
                    ---------------
sell to AHPC and AHPC will purchase from ViroPharma that whole number of shares (rounded down to the nearest share) of Common Stock (the "Second Shares") determined by dividing Three Million Dollars ($3,000,000) (the "Second Purchase Price") by an amount equal to (a) ************************ of the Deemed Market Price if the Deemed Market Price is less than or equal to Twelve Dollars ($12) per share; (b) ************************ of the Deemed Market Price if the Deemed Market Price is greater than Twelve Dollars ($12) per share and less than or equal to Sixteen Dollars ($16) per share; or (c) ************************ of the Deemed Market Price if the Deemed Market Price is greater than Sixteen Dollars ($16) per share.

               2.3  Third Purchase.  At the Third Closing, ViroPharma will sell
                    --------------
to AHPC and AHPC will purchase from ViroPharma that whole number of shares (rounded down to the nearest share) of Common Stock (the "Third Shares") determined by dividing Ten Million Dollars ($10,000,000) (the "Third Purchase Price") by an amount equal to (a) ************************ of the Deemed Market Price if the Deemed Market Price is less than or equal to Twelve Dollars ($12) per share; (b) ************************ of the Deemed Market Price if the Deemed Market Price is greater than Twelve Dollars ($12) per share and less than or equal to Sixteen Dollars ($16) per share; or (c) ************************ of the Deemed Market Price if the Deemed Market Price is greater than Sixteen Dollars ($16) per share.


          3.   Closings.
               --------

               3.1  First Closing. The completion of the sale and purchase of
                    -------------
the First Shares (the "First Closing") shall be held on such date as the parties shall agree, provided such date is within five (5) days after the effectiveness of the first IND for any Development Candidate.

               3.2  Second Closing. The completion of the sale and purchase of
                    --------------
the Second Shares (the "Second Closing") shall be held on such date as the parties shall agree, provided such date is within five (5) days after the *********** for a Development Candidate.

               3.3  Third Closing. The completion of the sale and purchase of
                    -------------
the Third Shares (the "Third Closing") shall be held on such date as the parties shall agree, provided such date is within five (5) days after the **************** for a Development Candidate.

               3.4  Aggregate Closings.  It is the intention of the Parties that
                    ------------------
each of the First Closing, the Second Closing and the Third Closing shall occur only once with potential purchases hereunder aggregating a total of $16,000,000 (sixteen million dollars) without any additional purchase for subsequent Development Candidates.

               3.5  H-S-R Act. If the Parties determine that a filing under the
                    ---------
H-S-R Act (as defined in Section 9.4 below) would be required as a result of the transactions contemplated by any Closing, then such Closing shall take place on the date that is not more than five (5) business days after the expiration or earlier termination of the applicable waiting period under the H-S-R Act (a "Delayed Closing"). For the sole purposes of determining the Deemed Market Price in respect of such Delayed Closing, and the expiration of the registration rights for the Shares to be issued at the Delayed Closing in Section 8.4 below, the Closing Date for the Delayed Closing shall be deemed to be the fifth day after the date of the applicable Triggering Event giving rise to such Delayed Closing.

               3.6  Delivery.  At each Closing, subject to the terms and
                    --------
conditions hereof, AHPC shall deliver to ViroPharma the applicable Purchase Price by wire transfer to an account designated in writing by ViroPharma no less than two business days prior to such Closing, and ViroPharma will deliver to AHPC a stock certificate, in the name of AHPC, representing the Shares purchased at such Closing, dated as of the Closing Date, against payment of such Purchase Price.

               3.7  Location. Each of the Closings shall occur at the offices of
                    --------
Pepper Hamilton LLP, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, unless otherwise agreed to by the Parties.

          4.   Capitalization and Litigation. ViroPharma hereby represents and
               -----------------------------
warrants to AHPC as follows:

               4.1  Capitalization. As of November 30, 1999, the authorized
                    --------------
capital stock of ViroPharma consists of (a) 27,000,000 shares of Common Stock, of which (i) 15,049,415 shares were issued and outstanding, (ii) up to 2,600,000 shares have been reserved for issuance upon conversion of the Series A Stock (defined below); (iii) up to 690,000 shares have been reserved for issuance upon exercise of outstanding common stock warrants, and (iv) 2,000,000 shares have been reserved for issuance under ViroPharma's Stock Option Plan; and (b) 5,000,000 shares of preferred stock, of which (i) 2,300,000 shares have been designated as the Series A Convertible Participating Preferred Stock, par value $.001 per shares (the "Series A

Stock"), and are outstanding, and (ii) 200,000 shares have been designated the Series A Junior Participating Preferred Shares, par vale $.01 per share, and have been reserved for issuance pursuant to the Rights Agreement. All issued and outstanding shares of ViroPharma's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable.

               4.2  Litigation.  There is no action, suit, proceeding nor, to
                    ----------
the best of its knowledge, any investigation, pending or currently threatened against ViroPharma that questions the validity of this Agreement or the issuance of the Common Stock contemplated hereby, nor to best of its knowledge, is there any basis therefor. There is no other action, suit, proceeding nor, to the best of its knowledge, any investigation pending or currently threatened against ViroPharma that might result in any material adverse change in the assets, financial condition or operations of ViroPharma.


          5.   Additional Representations And Warranties Of ViroPharma.
               -------------------------------------------------------
ViroPharma hereby further represents and warrants to AHPC as follows:

               5.1  Organization and Good Standing. ViroPharma is a corporation
                    ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

               5.2  Authorization.  All corporate action on the part of
                    -------------
ViroPharma, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement have been taken. ViroPharma has the requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. At each Closing, ViroPharma will have the requisite corporate power to sell the applicable Shares. This Agreement has been duly authorized, executed and delivered by ViroPharma and, upon due execution and delivery by AHPC, this Agreement will be a valid and binding agreement of ViroPharma, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

               5.3  No Conflict With Other Instruments. The execution, delivery
                    ----------------------------------
and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of ViroPharma's Restated Certificate of Incorporation or Bylaws as in effect on the date hereof or at each Closing; or (b) any provision of any judgment, decree or order to which ViroPharma is a party or by which it is bound.

               5.4  Disclosure Documents.  ViroPharma's SEC Documents, when
                    --------------------
filed with the SEC (a) did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder. Since November 19, 1996, ViroPharma has filed with the SEC each form, Registration Statement, report, schedule, proxy, information statement and other documents (including exhibits and amendments thereto) required to be filed by ViroPharma under the Securities Act or the Exchange Act.

               5.5  Absence Of Changes.  Since March 31, 1999, ViroPharma has
                    ------------------
conducted its business in the ordinary course consistent with past practices, and there has not been:

                    (a) any material adverse change in the condition (financial or otherwise) assets, liabilities or business of ViroPharma;

                    (b) any damage, destruction or casualty loss which would have a material adverse effect on ViroPharma; or

                    (c) any material increase in indebtedness for borrowed money, current liabilities or total liabilities.

               5.6  Valid Issuance Of Shares. The Shares which will be purchased
                    ------------------------
by AHPC hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of AHPC in Section 6.3 of this agreement, will be issued in compliance with all applicable federal and state securities laws.

               5.7  Governmental Consents.  No consent, approval, order or
                    ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of ViroPharma is required in connection with the consummation of the transactions contemplated by this Agreement, except as contemplated by Section 3.4 above and
Section 9.4 below and for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

               5.8  No Brokers.  No broker, finder or investment banker is
                    ----------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this agreement based on arrangements made by ViroPharma.

          6.   Representations And Warranties Of AHPC.  AHPC hereby represents
               --------------------------------------
and warrants to ViroPharma as follows:

               6.1  Legal Power.  AHPC has the requisite corporate power to
                    -----------
enter into this agreement, to carry out and perform its obligations under the terms of this Agreement and, at each Closing, will have the requisite corporate power to purchase the Shares.

               6.2  Due Execution.  This Agreement has been duly authorized,
                    -------------
executed and delivered by AHPC, and, upon due execution and delivery by ViroPharma, this Agreement will be a valid and binding agreement of AHPC, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

               6.3  Investment Representations.  In connection with the offer,
                    --------------------------
purchase and sale of the Shares, AHPC makes the following representations:

                    (a) AHPC is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

                    (b)  AHPC understands that:

                         (i)   the Shares have not been registered under the
Securities Act by reason of a specific exemption therefrom, that such securities may be required to be held by it indefinitely under applicable securities laws, and that AHPC must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

                         (ii)  each certificate representing such Shares will be
endorsed with the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."; and

                         (iii) ViroPharma will instruct its transfer agent not
to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied.

                    (c) AHPC has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder. AHPC has had access to all of the information regarding ViroPharma it has considered necessary to evaluate such investment.

                    (d) AHPC is an "accredited investor" as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

          7.   Conditions To Closings.
               ----------------------

               7.1  Conditions To Obligations Of AHPC At Each Closing.  AHPC's
                    -------------------------------------------------
obligation to purchase the Shares at each of the Closings is subject to the fulfillment to its reasonable satisfaction, on or prior to each Closing, of all of the following conditions, any of which may be waived by AHPC:

               (a)  Representations And Warranties True.  The representations
                    -----------------------------------
and warranties made by ViroPharma in Section 5 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date, and a certificate duly executed by an officer of ViroPharma, to the effect of the foregoing, shall be delivered to AHPC.

               (b)  Performance Of Obligations. ViroPharma shall have performed
                    --------------------------
and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of ViroPharma, to the effect of the foregoing, shall be delivered to AHPC.

               (c)  Proceedings And Documents. All corporate and other
                    -------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to AHPC, and AHPC shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               (d)  Qualifications; Legal Investment.  All authorizations,
                    --------------------------------
approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of ViroPharma, threatened by the SEC.

          7.2  Conditions To Obligations Of ViroPharma At Each Closing.
               -------------------------------------------------------
ViroPharma's obligation to issue and sell the Shares at each Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to each Closing, of the following conditions, any of which may be waived by ViroPharma:

               (a)  Representations And Warranties True.  The representations
                    -----------------------------------
and warranties made by AHPC in Section 6 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date, and a certificate duly executed by an officer of AHPC, to the effect of the foregoing, shall be delivered to ViroPharma.

               (b)  Performance Of Obligations.  AHPC shall have performed and
                    --------------------------
complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing, and a certificate duly executed by an officer of AHPC, to the effect of the foregoing, shall be delivered to ViroPharma.

               (c)  Qualifications; Legal Investment.  All authorizations,
                    --------------------------------
approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of each Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of ViroPharma, threatened by the SEC.

          7.3  Conditions To The Obligations Of The Parties With Respect to
               ------------------------------------------------------------
the Separate Closings.  In addition the conditions set forth in Sections 7.1
---------------------
and 7.2 above:

               (a)  First Closing. The obligations of the Parties with respect
                    -------------
to the First Closing are subject to the condition that the first IND for any Development Candidate shall have become effective, which may be waived as a condition only upon the mutual agreement of the Parties.

               (b)  Second Closing. The obligations of the Parties with respect
                    --------------
to the Second Closing are subject to the condition that a **************** for a Development Candidate shall have occurred, which may be waived as a condition only upon the mutual agreement of the Parties.

               (c)  Third Closing. The obligations of the Parties with respect
                    -------------
to the Third Closing are subject to the condition that a ************** for a Development Candidate shall have occurred, which may be waived as a condition only upon the mutual agreement of the Parties.

          8.   Registration Rights.
               -------------------

               8.1  Piggyback Registrations. ViroPharma shall notify all Holders
                    -----------------------
of Registrable Securities in writing at least twenty (20) days prior to the filing of any Registration Statement (the "Registration Notice"), other than an Excluded Registration Statement, under the Securities Act for purposes of a public offering of Common Stock of ViroPharma (including, but not limited to, Registration Statements relating to secondary offerings of Common Stock of ViroPharma), and will afford each such Holder an opportunity to include in such Registration Statement (other than an Excluded Registration Statement) all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by it shall, within ten (10) days after receiving the Registration Notice from ViroPharma, so notify ViroPharma in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder does not elect to include all of its Registrable Securities in any Registration Statement thereafter filed by ViroPharma, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by ViroPharma with respect to offerings of its securities (other than an Excluded Registration Statement), all upon the terms and conditions set forth herein.

               (a)  Underwriting.  If the Registration Statement under which
                    ------------
ViroPharma gives notice under this Section 8.1 is for an underwritten offering, ViroPharma shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 8.1. shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form, reasonably acceptable to such Holder, with the underwriter or underwriters selected for such underwriting by ViroPharma, including the indemnification provisions thereof. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the total number of shares to be underwritten, the number of shares that may be included in the underwriting by the Holders may be reduced in the manner contemplated by that certain Investors' Rights Agreement dated as of May 30, 1996 among ViroPharma and the other signatories thereto (the "Investors' Rights Agreement"); provided that, in connection with such underwritten offering and upon the request of the Holders, ViroPharma shall use its reasonable efforts to acquire waivers of the rights granted under Section 1.6 of the Investors' Rights Agreement to the Key Employees and Founders (as each is defined in the Investors' Rights Agreement) to the extent that the absence of such waivers would adversely effect the ability of the Holders to include their shares of Registrable Securities in such underwriting.

               (b)  Right To Terminate Registration.  ViroPharma shall have the
                    -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 8.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          8.2  Expenses Of Registration.  Except as specifically provided
               ------------------------
herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 8.1 shall be borne by ViroPharma, and Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

          8.3  Obligations Of ViroPharma.  The obligations of ViroPharma to
               -------------------------
effect the registration of any Registrable Securities pursuant to this Section 8 shall at all times be subject to the restrictions set forth in Section 9.1. Whenever required to effect such a registration, ViroPharma shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become effective.

               (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use all reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that ViroPharma shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. In addition, ViroPharma shall, upon the request of the managing underwriter, make available ViroPharma management to participate in customary selling efforts or "road shows," as appropriate.

               (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale: (i) an opinion, dated as of such date, of the counsel representing ViroPharma for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent certified public accountants of ViroPharma, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          8.4  Termination Of Registration Rights.  Registration rights with
               ----------------------------------
respect to any Registrable Securities granted to a Holder under this Section 8 shall terminate and be of no further force and effect upon the date, following AHPC's acquisition of all of the Shares available to it hereunder, on which AHPC owns less than three percent (3%) of ViroPharma's outstanding Common Stock. This
Section 8 and the registration rights granted hereunder in respect of the First Shares, the Second Shares and the Third Shares shall terminate in their entirety seven (7) years from the Closing Dates of the First Closing, the Second Closing and the Third Closing, respectively.

          8.5  Delay Of Registration; Furnishing Information.
               ---------------------------------------------

               (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

               (b) It shall be a condition precedent to the obligations of ViroPharma to take any action pursuant to Section 8.1 that the selling Holders shall furnish to ViroPharma such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be legally required under the Securities Act to effect the registration of their Registrable Securities.

          8.6  Indemnification; Contribution
               -----------------------------

               (a) ViroPharma shall indemnify and hold harmless each Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to ViroPharma by such Holder expressly for use in such Registration Statement.

               (b) In connection with any Registration Statement in which a Holder is participating pursuant to Section 8 hereof, each such Holder shall furnish to ViroPharma in writing such information with respect to such Holder as ViroPharma may reasonably request or as may be required by law specifically for use in connection with any such Registration Statement or prospectus. Each Holder shall indemnify and hold harmless ViroPharma, any underwriter retained by ViroPharma and their respective directors, officers, employees and each Person who controls ViroPharma or such underwriter (within the meaning of the Securities Act and the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with any information concerning such Holder furnished in writing to ViroPharma by such Holder specifically for use in the preparation of such Registration Statement or prospectus; provided, however,
                                                          --------  -------
that the total amount to be indemnified by such Holder pursuant to this Section 8.6(b) shall be limited to the net proceeds received by the Holders in the offering to which the Registration Statement or prospectus relates.

               (c) Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall
--------  -------
not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless, and only to the extent that, such failure results in the Indemnifying Party's forfeiture of substantive rights or defenses. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent (other than in the case where the Indemnified Party is unconditionally released from liability and its rights are not adversely effected), which consent shall not be unreasonably withheld.

               (d) If the indemnification provided for in this Section 8.6 from the Indemnifying Party pursuant to applicable law is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8.6(a), (b) and (c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

          8.7  Assignment Of Registration Rights. The rights to cause ViroPharma
               ---------------------------------
to register Registrable Securities pursuant to this Section 8 may be assigned by a Holder to a transferee or assignee of Registrable Securities that is an Affiliate or a successor to substantially all the business or assets of the Holder; provided, however (i) the transferor shall, within ten (10) days after such transfer, furnish to ViroPharma written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree to be subject to all restrictions with respect to the Shares set forth in this Agreement.

          8.8  "Market Stand-Off" Agreement.  If requested by ViroPharma or the
                ---------------------------
representative of the underwriters of Common Stock (or other securities) of ViroPharma, each Holder shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of ViroPharma held by such Holder (other than those included in the registration, if any) for a period commencing on the date that such Holder receives the Registration Notice (but in no case earlier than 30 days prior to the date of the filing of the applicable Registration Statement) and continuing for the period specified by the representative of the underwriters not to exceed ninety (90) days following the effective date of a Registration Statement of ViroPharma filed under the Securities Act, provided that all executive officers and directors of ViroPharma enter into similar agreements. Notwithstanding the foregoing, AHPC shall have no obligations under this Section 8.8: (a) in respect of a private placement by AHPC of any Common Stock (or other securities) of ViroPharma to the extent that such private placement occurs prior to the filing of the applicable Registration Statement, and (b) from and after the date that AHPC's registration rights granted hereunder have terminated in their entirety and (c) during any period that AHPC owns less than three percent (3%) of ViroPharma's outstanding Common Stock.

          9.   Covenants.
               ---------

               9.1  Covenant Of AHPC. AHPC hereby covenants and agrees that it
                    ----------------
shall not exercise the registration rights described in Section 8 during the two
(2) year period following the date of this Agreement.

               9.2  Covenant Of ViroPharma.  ViroPharma hereby covenants and
                    ----------------------
agrees that it shall take all necessary and appropriate actions to ensure that it shall have available under its Restated Certificate of Incorporation as in effect on the Closing Date sufficient authorized but unissued shares of its Common Stock to issue and sell to AHPC all of the Shares.

               9.3  Rights Agreement.  In the event that the purchase of the
                    ----------------
Shares hereunder by AHPC at any Closing would cause AHPC to become an "Acquiring Person," as such term is defined in the Rights Agreement, because either (a) the Shares, by themselves, constitute in excess of 20% of then-outstanding Common Stock of ViroPharma (the "Threshold"), or (b) after the date hereof, AHPC acquires a third party that owns capital stock of ViroPharma and whose ownership of capital stock of ViroPharma is not the primary business purpose of such third party (the "Third Party ViroPharma Stock"), and when the Shares are added together with Third Party ViroPharma Stock, AHPC's aggregate beneficial ownership exceeds the Threshold, then prior to the consummation of the Closing that would cause AHPC to become an Acquiring Person, ViroPharma shall cause the Rights Agreement to be amended to ensure that the acquisition of the Shares at such Closing does not cause AHPC to become an Acquiring Person. Notwithstanding the foregoing, nothing in this Section 9.3 shall require ViroPharma to amend the Rights Agreement if AHPC's purchase of the Shares would result in AHPC becoming an Acquiring Person because such Shares, when added to any shares of the capital stock of ViroPharma acquired by AHPC other than under this Agreement or as specifically described in clause (b) of this Section 9.3, causes AHPC's ownership to exceed the Threshold.

               9.4  Covenant of the Parties.  If required by applicable law,
                    -----------------------
as concluded in good faith by the Parties, prior to the consummation of any purchases of the Shares pursuant to Sections 2 and 3 above, the Parties will, at their own expense (other than any required filing fees which shall be paid by AHPC), prepare and make appropriate filings under Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (16 C.F.R. Sections 801.1 et. seq.)(the "H-S-R Act"). Each Party shall use its reasonable good faith efforts (not including divestiture or out-license of any assets) in the antitrust clearance process and the resolution of all issues or comments raised, and agrees to furnish to the Federal Trade Commission and the Antitrust Division of the Department of Justice any additional information reasonably requested by them in connection with such filings and the transaction contemplated by this Agreement; provided, however, that such efforts shall not require any out-license or divestiture by either party of any products or other assets. In addition, each Party agrees to give the other party prompt notice of any communication to or from the Federal Trade Commission or the Department of Justice regarding this transaction. Each Party will consult and cooperate with the other Party and will consider in good faith the view of the other Party in connection with any analysis, appearance, presentation, memorandum, brief, opinion or proposal made or submitted in connection with any action, request, or investigation under or relating to the H-S-R Act or any other federal antitrust, competition or fair trade law.

          10.  Miscellaneous.
               -------------

               10.1 Change of Control.
                    -----------------

                    a. If AHPC is subject to a Change of Control under which AHPC is not the surviving entity, then AHPC shall use diligent efforts to ensure that the Acquiror shall agree to be substituted for AHPC as a party to this Agreement.

                    b. If ViroPharma is subject to a Change of Control under which ViroPharma is not the surviving entity, then ViroPharma shall use diligent efforts to ensure that the Acquiror shall agree to be substituted for ViroPharma as a party to this Agreement and agree to assume in writing all obligations of ViroPharma under this Agreement, including but not limited to the registration rights described in Section 8 which would then apply to the Registration Statements of Acquiror, which agreement shall be in a form reasonably acceptable to AHPC; provided, however, that notwithstanding anything to the contrary set forth in Sections 2.1 through 2.3 above, from and after the effective date of such Change of Control, upon a Triggering Event such Acquiror shall have the option to sell to AHPC at the applicable Purchase Price, and upon such Acquiror's exercise of such option AHPC shall have the obligation to purchase from such Acquiror at the applicable Purchase Price, that whole number of shares (rounded down to the nearest share) of the Acquiror's common stock determined with reference to the Acquiror's Market Capitalization, as described below. In determining the number of shares of Acquiror's common stock that Acquiror may sell to AHPC hereunder, the Purchase Price applicable to the particular Closing shall be divided by the product of the applicable Deemed Market Price times the Percentage of Deemed Market Price.

Notwithstanding the foregoing, in the event that the Acquiror shall not agree in writing within 90 days from the effective date of the Change of Control (but in any event prior to any purchase requirement hereunder) to assume all obligations of ViroPharma under this Agreement, AHPC's obligation to purchase capital stock in the event of a Triggering Event shall be cancelled. The "Percentage of Deemed Market Price" is the percentage set forth below opposite the range of "Market Capitalization of Acquiror," also as set forth below, in which Acquiror's Market Capitalization applies:

     Market Capitalization of Acquiror    Percentage of Deemed Market Price
     ---------------------------------    ---------------------------------


     Up to $1,000,000,000                             **********
     $1,000,000,001 - $2,500,000,000                  **********
     $2,500,000,001 - $5,000,000,000                  **********
     In excess of $5,000,000,000                      **********

provided, however, that with respect to the First Purchase Price to purchase the First Shares, the price per share shall equal the product of the applicable Deemed Market Price times the lesser of (i) the percentage of the Deemed Market Price set forth in Section 2.1 hereof, or (ii) the Percentage of the Deemed Market Price, as determined in this Section 10.1. In the event that the Acquiror is subsequently subject to a Change of Control, all obligations of AHPC to purchase Shares hereunder shall terminate.

To illustrate this Section 10.1, ************************.

                    c.   As used in this Section:

                         (i)   the Acquiror's "Market Capitalization" means the
product of the aggregate number of shares of Acquiror's capital stock outstanding (calculated on a fully diluted basis) on the date of any applicable Triggering Event times the Fair Market Value (as defined below) of Acquiror's common stock on date of each such Triggering Event; and

                         (ii)  "Fair Market Value" means, on the date of each
Triggering Event (A) the average of the last reported sale price of such stock (regular way) as reported on the principal national securities exchange on which Acquiror's common stock is listed or admitted to trading or (B) if such common stock is not listed or admitted to trading on any national securities exchange, the closing sales prices of Acquiror's common stock, as reported by Nasdaq.

               10.2 Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the choice of law provisions thereof, and the federal laws of the United States.

               10.3 Public Statements.  Any statement to the public regarding
                    -----------------
this Agreement and the license agreement shall be approved in advance by ViroPharma and AHPC, except as otherwise required by law.

               10.4 Successors And Assigns.  Except as otherwise expressly
                    ----------------------
provided herein, neither Party may assign this agreement without the prior written consent of the other Party. Notwithstanding the preceding sentence, in connection a Change of Control of either Party, such Party may assign its rights and obligations under this Agreement in whole or in part to such Party's transferee or successor in interest without the prior written consent of the other Party. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

               10.5 Entire Agreement. This Agreement, the Collaboration
                    ----------------
Agreement and the exhibits thereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and no Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

               10.6 Separability.  In the event any provision of this Agreement
                    ------------
shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the Parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               10.7 Amendment And Waiver.  Except as otherwise provided herein,
                    --------------------
any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of ViroPharma and AHPC. Any amendment or waiver effected in accordance with this Section shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and ViroPharma.

               10.8 Notices. All notices, requests, or other communications
                    -------
given hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand; (ii) mailed by registered or certified mail; (iii) sent by air courier; or (iv) sent by cable, telex or facsimile, followed within twenty-four (24) hours by notification pursuant to (i), (ii) or (iii) above, in each case to the address set forth below or to such other address as a Party may specify for itself by written notice given as aforesaid.

     If to AHPC:         American Home Products Corporation
                         5 Giralda Farms
                         Madison, NJ 07940
                         FAX: 973-660-7156
                         Attention: Chief Financial Officer
          with a copy to:   American Home Products Corporation
                            5 Giralda Farms
                            Madison, NJ 07940
                            FAX:  973-660-7155
                            Attention: Senior Vice President and General Counsel

     If to ViroPharma:      ViroPharma Incorporated
                            405 Eagleview Boulevard
                            Exton, PA 19341
                            FAX: 610-458-7380
                            Attention: Chief Financial Officer

     with a copy to:        ViroPharma Incorporated
                            405 Eagleview Boulevard
                            Exton, PA 19341
                            FAX: 610-458-7380
                            Attention: General Counsel

               10.9  Fees And Expenses. ViroPharma and AHPC shall each bear
                     -----------------
their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

               10.10 Titles And Subtitles.  The titles of the Sections and
                     --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               10.11 Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.


                         VIROPHARMA INCORPORATED



                         By:  /s/ Claude H. Nash
                              --------------------------
                              Name:  Claude H. Nash
                              Title: President and CEO

                         AMERICAN HOME PRODUCTS CORPORATION


                         By:  /s/ Robert Essner
                              --------------------------
                              Name:  Robert Essner
                              Title: Executive Vice President